UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-22738
                                                    -----------

                     First Trust MLP and Energy Income Fund
          -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                187 Danbury Road
                                Wilton, CT 06897
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2015
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  FIRST TRUST
                                  -----------
                                    MLP AND
                                     ENERGY
                                     INCOME
                                      FUND
                                     (FEI)

                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                                OCTOBER 31, 2015

                                                                     FIRST TRUST
                                                     Energy Income Partners, LLC
                                                     ---------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  10
Statement of Operations.....................................................  11
Statements of Changes in Net Assets.........................................  12
Statement of Cash Flows.....................................................  13
Financial Highlights........................................................  14
Notes to Financial Statements...............................................  15
Report of Independent Registered Public Accounting Firm.....................  23
Additional Information......................................................  24
Board of Trustees and Officers..............................................  28
Privacy Policy..............................................................  30


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust MLP and Energy Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

              FIRST TRUST MLP AND ENERGY INCOME FUND (FEI) ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2015


Dear Shareholders:

Thank you for your investment in First Trust MLP and Energy Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, most of 2015 has been volatile. Economic and global factors, such as the continued conflict in the Middle East, a sharp decline in oil prices and terrorism around the world, have impacted U.S. and global markets. Another factor that has weighed upon U.S. markets for most of the year is the fact that many economists had predicted that the Federal Reserve would begin to raise interest rates in 2015, which has still not happened.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
"AT A GLANCE"
AS OF OCTOBER 31, 2015 (UNAUDITED)

---------------------------------------------------------------
FUND STATISTICS
---------------------------------------------------------------
Symbol on New York Stock Exchange                           FEI
Common Share Price                                       $16.86
Common Share Net Asset Value ("NAV")                     $17.37
Premium (Discount) to NAV                                 (2.94)%
Net Assets Applicable to Common Shares             $789,060,603
Current Monthly Distribution per Common Share (1)       $0.1183
Current Annualized Distribution per Common Share        $1.4196
Current Distribution Rate on Closing Common
   Share Price (2)                                         8.42%
Current Distribution Rate on NAV (2)                       8.17%
---------------------------------------------------------------


---------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
---------------------------------------------------------------
            Common Share Price     NAV
10/14             21.61           23.27
                  21.32           23.31
                  21.40           23.27
                  21.84           23.90
11/14             20.89           23.12
                  20.95           23.16
                  19.41           21.56
                  20.76           22.53
12/14             21.13           22.97
                  21.45           23.10
                  20.14           22.18
                  20.15           22.05
                  20.51           22.49
1/15              20.86           22.22
                  21.27           22.50
                  20.73           22.62
                  20.90           22.75
2/15              21.08           22.32
                  20.46           21.77
                  19.65           21.08
                  20.19           21.57
3/15              20.47           21.48
                  19.98           21.54
                  20.19           21.94
                  20.38           22.10
4/15              20.39           22.38
                  20.54           22.35
                  20.02           22.04
                  20.37           22.32
                  20.89           22.33
5/15              20.84           21.86
                  19.72           21.29
                  18.79           20.93
                  18.95           20.98
6/15              18.56           20.80
                  18.17           20.32
                  18.26           20.37
                  17.41           19.89
                  16.97           19.02
7/15              17.51           19.56
                  16.17           18.38
                  17.36           19.07
                  16.95           18.07
8/15              17.63           18.75
                  17.27           17.98
                  16.57           17.44
                  17.05           17.58
9/15              16.31           16.92
                  16.61           17.08
                  17.05           17.91
                  17.10           17.82
                  16.30           17.17
10/15             16.86           17.30
---------------------------------------------------------------

-------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------
                                                                Average Annual Total Return
                                                                ---------------------------
                                                                         Inception
                                                   1 Year Ended         (11/27/12)
                                                     10/31/15           to 10/31/15
Fund Performance (3)
NAV                                                  -19.82%               3.12%
Market Value                                         -16.20%               0.49%

Index Performance
S&P 500(R) Index                                       5.20%              16.91%
Alerian MLP Total Return Index                       -30.08%              -0.16%
Wells Fargo Midstream MLP Total Return Index         -25.64%               5.08%
-------------------------------------------------------------------------------------------

----------------------------------------------------------
                                              % OF TOTAL
INDUSTRY CLASSIFICATION                       INVESTMENTS
----------------------------------------------------------
Pipelines                                        71.9%
Electric Power                                    9.7
Propane                                           6.2
Natural Gas Utility                               3.7
Coal                                              2.9
Gathering & Processing                            2.7
Marine Transportation                             2.3
Other                                             0.6
----------------------------------------------------------
                                        Total   100.0%
                                                ======

----------------------------------------------------------
                                              % OF TOTAL
TOP 10 HOLDINGS                               INVESTMENTS
----------------------------------------------------------
Enterprise Products Partners, L.P.                9.5%
Kinder Morgan, Inc.                               8.0
Enbridge Energy Partners, L.P.                    7.5
Plains All American Pipeline, L.P.                5.2
Magellan Midstream Partners, L.P.                 5.1
Spectra Energy Partners, L.P.                     3.6
TC Pipelines, L.P.                                3.4
EQT Midstream Partners, L.P.                      3.3
TransCanada Corp.                                 3.3
Spectra Energy Corp.                              3.1
----------------------------------------------------------
                                        Total    52.0%
                                                ======

(1) Most recent distribution paid or declared through 10/31/2015. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2015. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015


                                  SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP"), Westport, CT, was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities, Yield-Co's, and energy infrastructure real estate investment trusts ("REITs"). EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. As of October 31, 2015, EIP manages or supervises approximately $4.9 billion of assets. Private funds advised by EIP include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the First Trust MLP and Energy Income Fund ("FEI" or the "Fund"), an actively managed exchange-traded fund ("ETF"), a sleeve of an actively managed ETF and a sleeve of a series of a variable insurance trust. EIP is a registered investment advisor with the Securities and Exchange Commission.

                           PORTFOLIO MANAGEMENT TEAM

           JAMES J. MURCHIE                              EVA PAO
           PORTFOLIO MANAGER                      CO-PORTFOLIO MANAGER
          FOUNDER AND CEO OF                          PRINCIPAL OF
      ENERGY INCOME PARTNERS, LLC              ENERGY INCOME PARTNERS, LLC

                                  COMMENTARY

FIRST TRUST MLP AND ENERGY INCOME FUND

The Fund's investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders. The Fund pursues its objective by investing in cash-generating securities, with a focus on investing in MLPs and MLP-related entities in the energy sector and energy utilities industries. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Total Return Index ("AMZX") and the Wells Fargo Midstream MLP Total Return Index ("WCHWMIDT") (collectively the "MLP benchmarks"), the total return for energy-related MLPs over the fiscal year ended October 31, 2015 was -30.08% and -25.64%, respectively. For AMZX, these returns reflect a positive 5.6% from distribution payments, and the remaining returns are due to share price depreciation. For WCHWMIDT, these returns reflect a positive 4.5% from distribution payments, while the remaining returns are due to share price depreciation. These figures are according to data collected from several sources, including the MLP benchmarks and Bloomberg. While in the short term market share price appreciation can be volatile, we believe that over the long term share price appreciation will approximate growth in per share quarterly cash distributions paid by MLPs. Growth in per share MLP distributions has averaged about 4.9% per year over the last 10 years. The cash distributions of MLPs decreased by about 9.4% over the last 12 months (source: Alerian Capital Management).

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis, for the fiscal year ended October 31, 2015, the Fund provided a total return of -19.82%, including the reinvestment of dividends.(1) This compares, according to collected data, to a total return of 5.20% for the S&P 500(R) Index, -30.08% for AMZX and -25.64% for WCHWMIDT. On a market value basis, the Fund had a total return, including the reinvestment of dividends, of -16.20% for the fiscal year ended October 31, 2015. At the end of the period, the Fund was priced at $16.86, while the NAV was $17.37, a discount of 2.94%. On October 31, 2014, the Fund was priced at $21.61, while the NAV was $23.27, a discount of 7.13%.

The Fund increased its regular monthly Common Share distribution from $0.1117 to $0.1134 in January 2015, to $0.1150 in April 2015, to $0.1167 in July 2015 and
to $0.1183 in October 2015.

-----------------------------
(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect a sales load. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

For the fiscal year ending October 31, 2015, the Fund's NAV outperformed the -27.86% average of the MLP benchmarks by 804 basis points. Our adherence to a strategy of owning non-cyclical energy infrastructure companies in North America with high dividend payout ratios across a number of diverse asset classes helped FEI outperform its benchmarks during the year. The price of crude oil was down approximately 42% from the beginning of the fiscal year, which continued to weigh on sentiment across the energy sector. The continued weakness of commodity prices and positive performance from utility holdings helped FEI outperform its benchmarks. Income was enhanced by writing covered calls on select portfolio positions.

Two important factors affecting the return of the Fund, relative to the average of the MLP benchmarks, are its accrual for taxes and its use of financial leverage through a line of credit. The Fund established a committed facility agreement with The Bank of Nova Scotia with a current maximum commitment amount of $400,000,000. The Fund uses leverage because its portfolio managers believe that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and therefore the share price. For example, if the prices of securities held by the Fund decline, the effect of changes in common share NAV and common shareholder total return loss is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the MLP benchmarks are not leveraged, nor are their returns net of an accrual for taxes. Leverage had a negative impact on the performance of the Fund over this reporting period.

MARKET AND FUND OUTLOOK

MLPs continue to play an integral role in the restructuring of more diversified energy conglomerates. This restructuring includes the creation by these more diversified conglomerates of MLP subsidiaries that contain assets such as pipelines and storage terminals. It also includes the divestiture by some of these parent companies of most or all of their cyclical businesses, leaving the parent company looking very similar to an old-fashioned pipeline utility with a large holding in a subsidiary MLP. In our view, these diversified energy conglomerates are restructuring so their regulated infrastructure assets with predictable cash flows may be better valued by the market. The result is a better financing tool, in our opinion, to raise capital for new energy infrastructure projects. This phenomenon has spread to the power utility industry but instead of spinning out an MLP, diversified power companies are spinning out a regular "C" corporation with a higher dividend payout ratio (relative to earnings).

From January 1, 2015 through October 30, 2015, the MLP asset class experienced nine IPOs that raised $4.9 billion compared to sixteen IPOs that raised $5.9 billion over the same time period in 2014. Reduced activity can be attributed to weak MLP equity markets as many indexes were down sharply year-over-year. From January 1, 2015 through October 30, 2015, total MLP equity issuance is down 47% to $16.2 billion compared to $30.8 billion over the same time period in 2014. Total MLP debt transactions were up 11% to $36.1 billion from January 1, 2015 through October 30, 2015, which compares to $32.4 billion over the same time period in 2014. (Barclays MLP Weekly)

The Fund continues to seek to invest primarily in MLPs and other energy infrastructure companies with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. Non-cyclical cash flows are, in our opinion, a good fit with a steady dividend obligation that is meant to be most or all of an energy infrastructure company's free cash flow.

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2015

  SHARES/
   UNITS                                        DESCRIPTION                                        VALUE
------------   -----------------------------------------------------------------------------   --------------
MASTER LIMITED PARTNERSHIPS - 86.5%

               CHEMICALS - 0.1%
      65,000   Westlake Chemical Partners, L.P. (a).........................................   $    1,174,550
                                                                                               --------------
               GAS UTILITIES - 7.0%
     744,374   AmeriGas Partners, L.P. (a)..................................................       31,740,107
     690,902   Suburban Propane Partners, L.P. (a)..........................................       23,767,029
                                                                                               --------------
                                                                                                   55,507,136
                                                                                               --------------
               INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 1.6%
     100,000   Brookfield Renewable Energy Partners, L.P. (CAD) (a).........................        2,635,362
     384,183   NextEra Energy Partners, L.P. (a)............................................       10,088,646
                                                                                               --------------
                                                                                                   12,724,008
                                                                                               --------------
               OIL, GAS & CONSUMABLE FUELS - 77.8%
     257,534   Alliance Holdings GP, L.P. (a)...............................................        7,535,445
   1,129,260   Alliance Resource Partners, L.P. (a).........................................       24,211,334
     410,900   Columbia Pipeline Partners, L.P. (a).........................................        5,563,586
   2,915,670   Enbridge Energy Partners, L.P. (a)...........................................       81,463,820
     720,000   Energy Transfer Equity, L.P. (a).............................................       15,516,000
     250,030   Energy Transfer Partners, L.P. (a)...........................................       11,041,325
   3,710,341   Enterprise Products Partners, L.P. (a).......................................      102,516,722
     480,000   EQT Midstream Partners, L.P. (a).............................................       35,539,200
       9,151   Hoegh LNG Partners, L.P......................................................          146,599
     928,367   Holly Energy Partners, L.P. (a)..............................................       31,796,570
     860,000   Magellan Midstream Partners, L.P. (a)........................................       54,876,600
      35,662   Natural Resource Partners, L.P...............................................           59,199
     794,772   NGL Energy Partners, L.P. (a)................................................       14,719,177
     309,000   ONEOK Partners, L.P. (a).....................................................        9,835,470
   1,784,000   Plains All American Pipeline, L.P. (a).......................................       56,588,480
     899,811   Spectra Energy Partners, L.P. (a)............................................       38,817,847
      64,400   Tallgrass Energy GP, L.P. (a)................................................        1,541,736
     361,451   Tallgrass Energy Partners, L.P. (a)..........................................       15,658,057
     485,000   Targa Resources Partners, L.P. (a)...........................................       14,550,000
     702,500   TC Pipelines, L.P. (a).......................................................       36,291,150
     986,624   Teekay LNG Partners, L.P. (a)................................................       24,507,740
     182,700   TransMontaigne Partners, L.P. (a)............................................        5,791,590
     741,607   Williams Partners, L.P. (a)..................................................       25,066,317
                                                                                               --------------
                                                                                                  613,633,964
                                                                                               --------------
               TOTAL MASTER LIMITED PARTNERSHIPS............................................      683,039,658
               (Cost $606,177,279)                                                             --------------

COMMON STOCKS - 49.6%

               ELECTRIC UTILITIES - 6.2%
      53,400   American Electric Power Co., Inc. (a)........................................        3,025,110
     163,000   Emera, Inc. (CAD) (a)........................................................        5,340,257
     226,000   Eversource Energy............................................................       11,512,440
     215,000   Exelon Corp..................................................................        6,002,800
      30,700   Hydro One Ltd. (CAD) (b) (c) (d).............................................          481,302
     292,310   ITC Holdings Corp. (a).......................................................        9,564,383


                        See Notes to Financial Statements                 Page 5

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

   SHARES                                       DESCRIPTION                                        VALUE
------------   -----------------------------------------------------------------------------   --------------
COMMON STOCKS (CONTINUED)

               ELECTRIC UTILITIES (CONTINUED)
     125,000   NextEra Energy, Inc. (a).....................................................   $   12,832,500
                                                                                               --------------
                                                                                                   48,758,792
                                                                                               --------------
               GAS UTILITIES - 2.4%
      79,033   Atmos Energy Corp. (a).......................................................        4,979,079
      43,800   Piedmont Natural Gas Co., Inc................................................        2,510,178
     299,624   UGI Corp.....................................................................       10,987,212
                                                                                               --------------
                                                                                                   18,476,469
                                                                                               --------------
               MULTI-UTILITIES - 8.9%
          38   ATCO, Ltd., Class I (CAD)....................................................            1,085
     101,400   CMS Energy Corp..............................................................        3,657,498
     431,400   Dominion Resources, Inc......................................................       30,814,902
      34,500   National Grid PLC, ADR.......................................................        2,470,200
     106,400   NiSource, Inc................................................................        2,038,624
     145,000   Public Service Enterprise Group, Inc.........................................        5,987,050
     246,500   Sempra Energy................................................................       25,244,065
       4,600   WEC Energy Group, Inc........................................................          237,176
                                                                                               --------------
                                                                                                   70,450,600
                                                                                               --------------
               OIL, GAS & CONSUMABLE FUELS - 32.1%
     774,500   Enbridge Income Fund Holdings, Inc. (CAD) (a)................................       19,036,731
     623,700   Enbridge, Inc. (a)...........................................................       26,625,753
     295,000   Inter Pipeline, Ltd. (CAD) (a)...............................................        5,527,302
     436,096   Keyera Corp. (CAD) (a).......................................................       13,457,077
   3,166,443   Kinder Morgan, Inc. (a)......................................................       86,602,216
     100,000   ONEOK, Inc...................................................................        3,392,000
      73,000   Pembina Pipeline Corp. (CAD) (a).............................................        1,835,049
   1,167,400   Spectra Energy Corp. (a).....................................................       33,352,618
   1,050,207   TransCanada Corp. (a)........................................................       35,276,453
     723,000   Williams (The) Cos., Inc.....................................................       28,515,120
                                                                                               --------------
                                                                                                  253,620,319
                                                                                               --------------
               TOTAL COMMON STOCKS..........................................................      391,306,180
               (Cost $400,453,497)                                                             --------------

REAL ESTATE INVESTMENT TRUSTS - 1.0%

     465,867   CorEnergy Infrastructure Trust, Inc..........................................        2,380,581
     219,090   InfraREIT, Inc. (a)..........................................................        5,231,869
                                                                                               --------------
               TOTAL REAL ESTATE INVESTMENT TRUSTS..........................................        7,612,450
               (Cost $8,747,140)                                                               --------------

               TOTAL INVESTMENTS - 137.1%...................................................    1,081,958,288
               (Cost $1,015,377,916) (e)                                                       --------------


Page 6                  See Notes to Financial Statements

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

 NUMBER OF
 CONTRACTS                                      DESCRIPTION                                        VALUE
------------   -----------------------------------------------------------------------------   --------------
CALL OPTIONS WRITTEN - (0.3%)

               CMS Energy Corp. Call
       1,000   @ $35.00 due November 2015...................................................   $     (117,500)
                                                                                               --------------
               Dominion Resources, Inc. Calls
       1,800   @  72.50 due November 2015...................................................         (117,000)
         300   @  77.50 due December 2015 (d)...............................................           (1,800)
       2,160   @  77.50 due January 2016....................................................          (37,800)
                                                                                               --------------
                                                                                                     (156,600)
                                                                                               --------------
               Enbridge Energy Partners, L.P. Calls
       2,180   @  30.00 due December 2015...................................................          (76,300)
       2,300   @  32.50 due January 2016 (d)................................................          (46,000)
                                                                                               --------------
                                                                                                     (122,300)
                                                                                               --------------
               Enbridge, Inc. Call
       3,000   @  47.50 due January 2016....................................................         (139,407)
                                                                                               --------------
               Energy Transfer Partners, L.P. Call
       2,090   @  47.50 due November 2015...................................................          (52,250)
                                                                                               --------------
               Enterprise Products Partners, L.P. Calls
       2,500   @  27.50 due November 2015...................................................          (12,500)
         850   @  27.50 due December 2015...................................................         (119,000)
       1,870   @  29.00 due December 2015...................................................         (130,900)
       1,180   @  32.50 due December 2015...................................................          (17,700)
       2,500   @  32.50 due March 2016......................................................         (106,250)
                                                                                               --------------
                                                                                                     (386,350)
                                                                                               --------------
               Eversource Energy Call
       2,200   @  55.00 due January 2016....................................................          (60,500)
                                                                                               --------------
               Exelon Corp. Call
       2,150   @  31.00 due November 2015...................................................           (6,450)
                                                                                               --------------
               ITC Holdings Corp. Call
         750   @  35.00 due November 2015...................................................          (11,250)
                                                                                               --------------
               Kinder Morgan, Inc. Calls
       3,000   @  32.50 due November 2015...................................................          (12,000)
       3,500   @  35.00 due December 2015...................................................          (17,500)
       3,000   @  47.50 due December 2015 (d)...............................................           (6,000)
       4,000   @  42.50 due January 2016....................................................          (22,000)
                                                                                               --------------
                                                                                                      (57,500)
                                                                                               --------------
               Magellan Midstream Partners, L.P. Calls
       1,000   @  67.50 due November 2015...................................................          (80,000)
         170   @  72.50 due December 2015...................................................           (5,525)
                                                                                               --------------
                                                                                                      (85,525)
                                                                                               --------------
               National Grid PLC, ADR Call
         300   @  70.00 due December 2015...................................................          (69,000)
                                                                                               --------------
               NextEra Energy, Inc. Call
         750   @  110.00 due December 2015..................................................          (12,000)
                                                                                               --------------
               NiSource, Inc. Call
       1,000   @  19.00 due January 2016....................................................          (82,000)
                                                                                               --------------
               ONEOK, Inc. Call
       1,000   @  40.00 due November 2015...................................................          (10,000)
                                                                                               --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

 NUMBER OF
 CONTRACTS                                      DESCRIPTION                                        VALUE
------------   -----------------------------------------------------------------------------   --------------
CALL OPTIONS WRITTEN (CONTINUED)

               Plains All American Pipeline, L.P. Calls
       5,520   @ $35.00 due November 2015...................................................   $      (82,800)
       2,100   @  40.00 due November 2015 (d)...............................................          (10,500)
         220   @  47.50 due November 2015 (d)...............................................           (1,100)
       1,080   @  40.00 due January 2016....................................................          (16,200)
                                                                                               --------------
                                                                                                     (110,600)
                                                                                               --------------
               Public Service Enterprise Group, Inc. Call
       1,450   @  45.00 due December 2015...................................................          (18,125)
                                                                                               --------------
               Sempra Energy Calls
       1,600   @  105.00 due January 2016...................................................         (248,000)
         860   @  110.00 due January 2016...................................................          (32,250)
                                                                                               --------------
                                                                                                     (280,250)
                                                                                               --------------
               Spectra Energy Corp. Calls
       1,500   @  30.00 due November 2015...................................................          (30,000)
       3,000   @  30.00 due December 2015...................................................         (142,500)
       2,000   @  31.00 due December 2015...................................................          (50,000)
         600   @  32.00 due December 2015...................................................           (6,000)
       3,000   @  32.00 due January 2016....................................................          (75,000)
                                                                                               --------------
                                                                                                     (303,500)
                                                                                               --------------
               TransCanada Corp. Calls
       2,100   @  37.50 due November 2015...................................................          (12,500)
       1,400   @  45.00 due November 2015 (d)...............................................          (21,000)
       4,220   @  50.00 due November 2015 (d)...............................................           (4,220)
       1,000   @  37.50 due January 2016....................................................          (42,964)
       1,180   @  40.00 due February 2016...................................................          (32,450)
                                                                                               --------------
                                                                                                     (113,134)
                                                                                               --------------
               UGI Corp. Call
       1,500   @  40.00 due April 2016......................................................          (86,250)
                                                                                               --------------
               Williams (The) Cos., Inc. Calls
       1,610   @  44.00 due November 2015 (d)...............................................          (24,150)
       4,000   @  44.00 due December 2015...................................................         (170,000)
       1,620   @  45.00 due December 2015...................................................          (40,500)
                                                                                               --------------
                                                                                                     (234,650)
                                                                                               --------------
               TOTAL CALL OPTIONS WRITTEN...................................................       (2,515,141)
               (Premiums received $4,684,788)                                                  --------------

               OUTSTANDING LOAN - (34.9%)...................................................     (275,000,000)

               NET OTHER ASSETS AND LIABILITIES - (1.9%)....................................      (15,382,544)
                                                                                               --------------
               NET ASSETS - 100.0%..........................................................   $  789,060,603
                                                                                               ==============

-----------------------------

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b)   Non-income producing security.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2E - Restricted Securities in the Notes to Financial Statements).

(d) This investment is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At October 31, 2015, investments noted as such are valued at $366,532 or 0.05% of net assets.


Page 8                  See Notes to Financial Statements

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

(e) Aggregate cost for federal income tax purposes is $915,841,710. As of October 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $228,641,611 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $62,525,033.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.


INTEREST RATE SWAP AGREEMENTS:

                                                                  NOTIONAL
    COUNTERPARTY       FLOATING RATE (1)    EXPIRATION DATE        AMOUNT        FIXED RATE (1)           VALUE
--------------------   -----------------   ------------------   -------------   -----------------   -----------------
Bank of Nova Scotia    1 month LIBOR            10/08/23        $  77,250,000        2.734%         $      (5,945,217)
Bank of Nova Scotia    1 month LIBOR            09/03/24           97,000,000        2.367%                (4,507,757)
                                                                -------------                       -----------------
                                                                $ 174,250,000                       $     (10,452,974)
                                                                =============                       =================

(1) The Fund pays the fixed rate and receives the floating rate. The floating rates on October 31, 2015 were 0.194%.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                          ASSETS TABLE

                                                                                                 LEVEL 2             LEVEL 3
                                                          TOTAL              LEVEL 1           SIGNIFICANT         SIGNIFICANT
                                                        VALUE AT             QUOTED            OBSERVABLE         UNOBSERVABLE
                                                       10/31/2015            PRICES              INPUTS              INPUTS
                                                     ---------------     ---------------     ---------------     ---------------
Master Limited Partnerships*...................      $   683,039,658     $   683,039,658     $            --     $            --
Common Stocks:
   Electric Utilities..........................           48,758,792          48,277,490             481,302                  --
   Other Industry Categories*..................          342,547,388         342,547,388                  --                  --
                                                     ---------------     ---------------     ---------------     ---------------
Total Common Stocks............................          391,306,180         390,824,878             481,302                  --
Real Estate Investment Trusts..................            7,612,450           7,612,450                  --                  --
                                                     ---------------     ---------------     ---------------     ---------------
TOTAL..........................................      $ 1,081,958,288     $ 1,081,476,986     $       481,302     $            --
                                                     ===============     ===============     ===============     ===============


                                                       LIABILITIES TABLE

                                                                                                 LEVEL 2             LEVEL 3
                                                          TOTAL              LEVEL 1           SIGNIFICANT         SIGNIFICANT
                                                        VALUE AT             QUOTED            OBSERVABLE         UNOBSERVABLE
                                                       10/31/2015            PRICES              INPUTS              INPUTS
                                                     ---------------     ---------------     ---------------     ---------------
Call Options Written...........................      $    (2,515,141)    $    (2,205,500)    $      (309,641)    $            --
Interest Rate Swaps**..........................          (10,452,974)                 --         (10,452,974)                 --
                                                     ---------------     ---------------     ---------------     ---------------
TOTAL..........................................      $   (12,968,115)    $    (2,205,500)    $   (10,762,615)    $            --
                                                     ===============     ===============     ===============     ===============


*  See Portfolio of Investments for industry breakout.
** See Interest Rate Swap Agreements for contract detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2015.


                        See Notes to Financial Statements                 Page 9

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2015

ASSETS:
Investments, at value
     (Cost $1,015,377,916).....................................................................    $1,081,958,288
Cash...........................................................................................        11,040,204
Foreign currency (Cost $238,996)...............................................................           236,748
Cash segregated as collateral for open swap contracts..........................................        17,420,722
Receivables:
     Dividends.................................................................................        10,033,982
     Investment securities sold................................................................           694,776
     Income tax................................................................................           567,049
     Interest..................................................................................                70
Prepaid expenses...............................................................................            20,926
                                                                                                   --------------
     Total Assets..............................................................................     1,121,972,765
                                                                                                   --------------
LIABILITIES:
Outstanding loan...............................................................................       275,000,000
Deferred income taxes..........................................................................        41,843,176
Options written, at value (Premiums received $4,684,788).......................................         2,515,141
Swap contracts, at value ($968)................................................................        10,452,974
Payables:
     Investment securities purchased...........................................................         1,602,184
     Investment advisory fees..................................................................           904,077
     Administrative fees.......................................................................           214,962
     Interest and fees on loan.................................................................           199,627
     Audit and tax fees........................................................................            99,000
     Printing fees.............................................................................            40,766
     Custodian fees............................................................................            29,569
     Legal fees................................................................................             4,692
     Transfer agent fees.......................................................................             2,259
     Trustees' fees and expenses...............................................................             2,122
     Financial reporting fees..................................................................               771
Other liabilities..............................................................................               842
                                                                                                   --------------
     Total Liabilities.........................................................................       332,912,162
                                                                                                   --------------
NET ASSETS.....................................................................................    $  789,060,603
                                                                                                   ==============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................    $  710,260,224
Par value......................................................................................           454,395
Accumulated net investment income (loss), net of income taxes..................................          (576,407)
Accumulated net realized gain (loss) on investments, written options, swap
   contracts and foreign currency transactions, net of income taxes............................        36,560,060
Net unrealized appreciation (depreciation) on investments, written options, swap
   contracts and foreign currency translation, net of income taxes.............................        42,362,331
                                                                                                   --------------
NET ASSETS.....................................................................................    $  789,060,603
                                                                                                   ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................    $        17.37
                                                                                                   ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        45,439,454
                                                                                                   ==============


Page 10                 See Notes to Financial Statements

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2015

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $892,014).........................................    $   21,624,256
Interest.......................................................................................             2,475
                                                                                                   --------------
   Total investment income.....................................................................        21,626,731
                                                                                                   --------------
EXPENSES:
Investment advisory fees.......................................................................        12,777,010
Interest and fees on loan......................................................................         2,727,264
Administrative fees............................................................................           482,382
Printing fees..................................................................................           160,341
Custodian fees.................................................................................           123,289
Audit and tax fees.............................................................................            99,322
Trustees' fees and expenses....................................................................            27,452
Legal fees.....................................................................................            23,349
Transfer agent fees............................................................................            23,141
Financial reporting fees.......................................................................             9,250
Other..........................................................................................            85,171
                                                                                                   --------------
   Total expenses..............................................................................        16,537,971
                                                                                                   --------------
NET INVESTMENT INCOME (LOSS) BEFORE TAXES......................................................         5,088,760
                                                                                                   --------------
   Current federal income tax benefit (expense)...................................    3,489,806
   Current state income tax benefit (expense).....................................      (54,502)
   Current foreign income tax benefit (expense)...................................           --
   Deferred federal income tax benefit (expense)..................................   (3,441,148)
   Deferred state income tax benefit (expense)....................................   (1,816,594)
                                                                                    -----------
Total income tax benefit (expense).............................................................        (1,822,438)
                                                                                                   --------------
NET INVESTMENT INCOME (LOSS)...................................................................         3,266,322
                                                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
   Investments.................................................................................         1,216,469
   Written options.............................................................................        12,169,124
   Swap contracts..............................................................................        (4,180,505)
   Foreign currency transactions...............................................................             1,061
                                                                                                   --------------
Net realized gain (loss) before taxes..........................................................         9,206,149
                                                                                                   --------------
   Deferred federal income tax benefit (expense)..................................   (3,363,313)
   Deferred state income tax benefit (expense)....................................     (150,445)
                                                                                    -----------
   Total income tax benefit (expense)..........................................................        (3,513,758)
                                                                                                   --------------
Net realized gain (loss) on investments, written options, swap contracts and
  foreign currency transactions................................................................         5,692,391
                                                                                                   --------------
Net change in unrealized appreciation (depreciation) before taxes on:

   Investments.................................................................................      (336,561,865)
   Written options.............................................................................         5,233,355
   Swap contracts..............................................................................        (6,462,989)
   Foreign currency translation................................................................            (2,794)
                                                                                                   --------------
Net change in unrealized appreciation (depreciation) before taxes..............................      (337,794,293)
                                                                                                   --------------
   Deferred federal income tax benefits (expense).................................  117,679,901
   Deferred state income tax benefits (expense)...................................    5,469,742
                                                                                    -----------
   Total income tax benefit (expense)..........................................................       123,149,643
                                                                                                   --------------
Net change in unrealized appreciation (depreciation) on investments, written
  options, swap contracts and foreign currency translation.....................................      (214,644,650)
                                                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................      (208,952,259)
                                                                                                   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................    $ (205,685,937)
                                                                                                   ==============


                        See Notes to Financial Statements                Page 11

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              YEAR              YEAR
                                                                                             ENDED             ENDED
                                                                                           10/31/2015        10/31/2014
                                                                                        ----------------  ----------------
OPERATIONS:
Net investment income (loss)........................................................     $    3,266,322    $   (1,464,780)
Net realized gain (loss)............................................................          5,692,391        29,882,551
Net change in unrealized appreciation (depreciation)................................       (214,644,650)      144,347,561
                                                                                         --------------    --------------
Net increase (decrease) in net assets resulting from operations.....................       (205,685,937)      172,765,332
                                                                                         --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................                 --                --
Return of capital...................................................................        (62,570,128)      (60,598,056)
                                                                                         --------------    --------------
Total distributions to shareholders.................................................        (62,570,128)      (60,598,056)
                                                                                         --------------    --------------
Total increase (decrease) in net assets.............................................       (268,256,065)      112,167,276

NET ASSETS:
Beginning of period.................................................................      1,057,316,668       945,149,392
                                                                                         --------------    --------------
End of period.......................................................................     $  789,060,603    $1,057,316,668
                                                                                         ==============    ==============
Accumulated net investment income (loss) at end of period...........................     $     (576,407)   $   (3,842,729)
                                                                                         ==============    ==============
COMMON SHARES:
Common Shares at end of period......................................................         45,439,454        45,439,454
                                                                                         ==============    ==============


Page 12                 See Notes to Financial Statements

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations...................    $   (205,685,937)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments.......................................................        (435,676,734)
   Sales of investments...........................................................         483,194,400
   Proceeds from written options..................................................          17,766,754
   Amount paid to close written options...........................................          (3,232,646)
   Return of capital received from investment in MLPs.............................          49,689,258
   Net realized gain/loss on investments and written options......................         (13,385,593)
   Net change in unrealized appreciation/depreciation on investments
      and written options.........................................................         331,328,510
   Net change in unrealized appreciation/depreciation on swap contracts...........           6,462,989
   Increase in cash segregated as collateral for open swap contracts..............          (4,470,452)

CHANGES IN ASSETS AND LIABILITIES:
   Increase in interest receivable................................................                 (70)
   Increase in dividends receivable...............................................          (2,146,768)
   Increase in income tax receivable..............................................             (12,212)
   Decrease in prepaid expenses...................................................               6,157
   Decrease in interest and fees on loan payable..................................             (35,826)
   Decrease in investment advisory fees payable...................................            (271,581)
   Decrease in legal fees payable.................................................             (14,685)
   Increase in printing fees payable..............................................                 571
   Increase in administrative fees payable........................................             119,735
   Decrease in custodian fees payable.............................................              (2,769)
   Decrease in transfer agent fees payable........................................              (2,779)
   Decrease in Trustees' fees and expenses payable................................                (496)
   Decrease in deferred income tax payable........................................        (114,378,140)
   Decrease in other liabilities..................................................             (12,461)
                                                                                      ----------------
CASH PROVIDED BY OPERATING ACTIVITIES.............................................                             $    109,239,225
                                                                                                               ----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders from return of capital....................         (62,570,128)
   Proceeds from borrowing........................................................          23,000,000
   Repayment of borrowing.........................................................         (98,000,000)
                                                                                      ----------------
CASH USED IN FINANCING ACTIVITIES.................................................                                 (137,570,128)
                                                                                                               ----------------
Decrease in cash and foreign currency (a).........................................                                  (28,330,903)
Cash and foreign currency at beginning of period..................................                                   39,607,855
                                                                                                               ----------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD........................................                             $     11,276,952
                                                                                                               ================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees.................................                             $      2,763,090
                                                                                                               ================
Cash paid during the period for taxes.............................................                             $             --
                                                                                                               ================


-----------------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(2,794).


                        See Notes to Financial Statements                Page 13

FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                        FOR THE PERIOD
                                                          YEAR ENDED OCTOBER 31,          11/27/2012
                                                      ------------------------------       THROUGH
                                                          2015             2014         10/31/2013 (a)
                                                      -------------    -------------    --------------
Net asset value, beginning of period..............     $     23.27      $     20.80       $    19.10 (b)
                                                       -----------      -----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......................            0.07            (0.03)           (0.05)
Net realized and unrealized gain (loss)...........           (4.59)            3.83             2.81
                                                       -----------      -----------       ----------
Total from investment operations..................           (4.52)            3.80             2.76
                                                       -----------      -----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.............................              --               --               --
Net realized gain.................................              --               --            (0.25)
Return of capital.................................           (1.38)           (1.33)           (0.73)
                                                       -----------      -----------       ----------
Total distributions...............................           (1.38)           (1.33)           (0.98)
                                                       -----------      -----------       ----------
Common Shares offering costs charged to paid-in
   capital........................................              --               --            (0.02)
                                                       -----------      -----------       ----------
Capital reduction resulting from issuance of
   Common Shares related to over-allotment........              --               --            (0.06)
                                                       -----------      -----------       ----------
Net asset value, end of period....................     $     17.37      $     23.27       $    20.80
                                                       ===========      ===========       ==========
Market value, end of period.......................     $     16.86      $     21.61       $    19.63
                                                       ===========      ===========       ==========
TOTAL RETURN BASED ON NET ASSET VALUE (c).........          (19.82)%          19.43%           14.27%
                                                       ===========      ===========       ==========
TOTAL RETURN BASED ON MARKET VALUE (c)............          (16.20)%          17.52%            2.99%
                                                       ===========      ===========       ==========
-----------------------------

Net assets, end of period (in 000's)..............     $   789,061      $ 1,057,317       $  945,149
Portfolio turnover rate...........................              32%              34%              35%
RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Including current and deferred income taxes (d)...          (10.66)%          11.28%             9.53% (e)
Excluding current and deferred income taxes.......            1.74%            1.79%             1.67% (e)
Excluding current and deferred income taxes
   and interest expense...........................            1.45%            1.51%             1.43% (e)
RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Net investment income (loss) ratio before tax
   expenses.......................................            0.54%           (0.24)%          (0.42)% (e)
Net investment income (loss) ratio including
   tax expenses (d)...............................           12.93%           (9.74)%          (8.28)% (e)
INDEBTEDNESS:
Total loan outstanding (in 000's).................     $   275,000      $   350,000       $  334,000
Asset coverage per $1,000 of indebtedness (f).....     $     3,869      $     4,021       $    3,830

-----------------------------

(a) The Fund was seeded on October 11, 2012 and commenced operations on November 27, 2012.

(b) Beginning net asset value is net of sales load of $0.90 per share from the initial offering.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d) Includes current and deferred income taxes associated with each component of the Statement of Operations.

(e)   Annualized.

(f) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.


Page 14                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                                OCTOBER 31, 2015


                                1. ORGANIZATION

First Trust MLP and Energy Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on August 17, 2012 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEI on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash generating securities of energy companies. The Fund focuses on investing in equity and debt securities of master limited partnerships ("MLPs"), MLP-related entities and other energy sector and energy utilities companies, which Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") believes offer opportunities for income and growth. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, deferred income taxes and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, MLPs, real estate investment trusts and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                                OCTOBER 31, 2015

the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2015, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options ("options") on all or a portion of the common stock and MLPs held in the Fund's portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write (sell) is limited by the amount of common stock and MLPs the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Fund's Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                                OCTOBER 31, 2015

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) before taxes on written options" on the Statement of Operations.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SWAP AGREEMENTS

The Fund may enter into total return equity swap and interest rate swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties ("Counterparties") on specified dates (settlement dates) where the cash flows are based on agreed upon prices, rates, etc. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund's maximum equity price risk to meet its future payments under swap agreements outstanding at October 31, 2015 is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset. When the Fund enters into a swap agreement, any premium paid is included in "Swap contracts, at value" on the Statement of Assets and Liabilities.

The Fund held interest rate swap agreements at October 31, 2015. An interest rate swap agreement involves the Fund's agreement to exchange a stream of interest payments for another party's stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

D. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                                OCTOBER 31, 2015

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

E. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2015, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

SECURITY                        ACQUISITION DATE     SHARES     CURRENT PRICE     CARRYING COST      VALUE       % OF NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
Hydro One Ltd.                      10/29/15         30,700        $15.68           $477,921        $481,302          0.06%

F. DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to make monthly distributions to Common Shareholders. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. GAAP, which may differ from their ultimate characterization for federal income tax purposes.

Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will generally be taxed as a capital gain.

Distributions of $62,570,128 paid during the year ended October 31, 2015, are anticipated to be characterized as return of capital for federal income tax purposes. However, the ultimate determination of the character of the distributions will be made after the 2015 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

G. INCOME TAXES

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain. For the year ended October 31, 2015, distributions of $50,041,806 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                                OCTOBER 31, 2015

The Fund's provision for income taxes consists of the following:


Current federal income tax benefit (expense)......    $      3,489,806
Current state income tax benefit (expense)........             (54,502)
Current foreign income tax benefit (expense)......                  --
Deferred federal income tax benefit (expense).....         110,875,440
Deferred state income tax benefit (expense).......           3,502,703
                                                      ----------------
Total income tax benefit (expense)................    $    117,813,447
                                                      ================

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. The Fund's 2015 income tax provision includes a full valuation allowance against the deferred tax assets associated with the state net operating loss. Components of the Fund's deferred tax assets and liabilities as of October 31, 2015 are as follows:


Deferred tax assets:
Federal net operating loss........................    $     13,915,350
State net operating loss..........................           3,722,806
State income taxes................................             900,546
Capital loss carryforward.........................                  --
Other.............................................           1,020,711
                                                      ----------------
Total deferred tax assets.........................          19,559,413
Less: valuation allowance.........................          (3,722,806)
                                                      ----------------
Net deferred tax assets...........................    $     15,836,607
                                                      ================
Deferred tax liabilities:
Unrealized gains on investment securities.........    $    (57,679,783)
                                                      ----------------
Total deferred tax liabilities....................         (57,679,783)
                                                      ----------------
Total net deferred tax liabilities................    $    (41,843,176)
                                                      ================

Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments.


Application of statutory income tax rate..........    $   (113,224,784)
State income taxes, net...........................          (3,630,326)
Change in valuation allowance.....................           1,207,885
Other.............................................          (2,166,222)
                                                      ----------------
Total.............................................    $   (117,813,447)
                                                      ================

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2013, 2014 and 2015 remain open to federal and state audit. As of October 31, 2015, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions. The Internal Revenue Service initiated a corporate income tax audit for the Fund's 2012 tax year. The audit has closed with no changes recommended.

H. EXPENSES

The Fund will pay all expenses directly related to its operations.

I. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) before taxes on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) before taxes on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                                OCTOBER 31, 2015

and are shown in "Net realized gain (loss) before taxes on Foreign currency transactions" on the Statement of Operation. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) before taxes on investments" on the Statement of Operations.

J. OFFSETTING ON THE STATEMENT OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

At October 31, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:


                                                                                        Gross Amounts not Offset
                                                                                          in the Statement of
                                                                                         Assets and Liabilities
                                          Gross Amounts          Net Amounts of        --------------------------
                     Gross Amounts of     Offset in the       Liabilities Presented                     Cash
                        Recognized     Statement of Assets      in the Statement       Financial     Segregated      Net
                       Liabilities       and Liabilities    of Assets and Liabilities  Instruments  as Collateral  Amount
--------------------------------------------------------------------------------------------------------------------------
Interest Rate Swap
   Contracts         $    (10,452,974)        $  --         $             (10,452,974)    $  --     $  10,452,974   $  --


3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

EIP serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP. In addition, on March 27, 2014, FTCP, through a wholly-owned subsidiary, purchased a preferred interest in EIP. The preferred interest was non-voting and did not share in the profits or losses of EIP. EIP redeemed all of the preferred shares in March 2015.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                                OCTOBER 31, 2015

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended October 31, 2015, were $428,649,606 and $462,087,821, respectively.

                          5. DERIVATIVES TRANSACTIONS

Written option activity for the Fund was as follows:


                                                     NUMBER
                                                       OF
WRITTEN OPTIONS                                     CONTRACTS     PREMIUMS
-----------------------------------------------------------------------------
Options outstanding at October 31, 2014......           88,854  $   5,322,013
Options Written..............................          319,157     17,766,754
Options Expired..............................         (249,428)   (14,502,429)
Options Exercised............................          (53,886)    (3,002,209)
Options Closed...............................          (16,587)      (899,341)
                                                   -----------  -------------
Options outstanding at October 31, 2015......           88,110  $   4,684,788
                                                   ===========  =============

The following table presents the types of derivatives held by the Fund at October 31, 2015, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                           ASSET DERIVATIVES                       LIABILITY DERIVATIVES
                                ---------------------------------------   ---------------------------------------
  DERIVATIVE         RISK        STATEMENT OF ASSETS AND                   STATEMENT OF ASSETS AND
  INSTRUMENT       EXPOSURE       LIABILITIES LOCATION         VALUE        LIABILITIES LOCATION         VALUE
---------------   -----------   -------------------------   -----------   -------------------------   -----------
Written Options   Equity Risk              --                   --        Options written, at value   $ 2,515,141

Interest Rate     Interest
Swap Agreement    Rate Risk     Swap contracts, at value        --        Swap contracts, at value     10,452,974

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended October 31, 2015, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
---------------------------------------------------------------------------------------------------
EQUITY RISK
Net realized gain (loss) before taxes on written options                               $ 12,169,124
Net change in unrealized appreciation (depreciation) before taxes on written options      5,233,355

INTEREST RATE RISK
---------------------------------------------------------------------------------------------------
Net realized gain (loss) before taxes on swap contracts                                $ (4,180,505)
Net change in unrealized appreciation (depreciation) before taxes on swap contracts      (6,462,989)

The average notional value of interest rate swaps was $174,250,000 for the year ended October 31, 2015.

                                 6. BORROWINGS

The Fund has a committed facility agreement with The Bank of Nova Scotia ("Scotia") that has a maximum commitment amount of $400,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 65 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.15% on the undrawn amount of such facility when the utilization is below 50% of the maximum commitment amount. The average amount outstanding for the year ended October 31, 2015 was $327,005,479 with a weighted average interest rate of 0.83%. As of October 31, 2015, the Fund had outstanding borrowings of $275,000,000 under this committed facility agreement. The high and low annual interest rates for the year ended October 31, 2015 were 0.87% and 0.80%, respectively. The interest rate at October 31, 2015 was 0.84%.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                                OCTOBER 31, 2015


                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                         8. INDUSTRY CONCENTRATION RISK

Under normal market conditions, the Fund will invest at least 85% of its Managed Assets in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies and at least 65% of its Managed Assets in equity securities issued by energy sector MLPs and energy sector and energy utilities MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On November 19, 2015, the Fund declared a distribution of $0.1183 per share to Common Shareholders of record on December 3, 2015, payable December 10, 2015.

At a meeting on December 7, 2015, the Board accepted Mr. Bradley's resignation from his position as the President and Chief Executive Officer of the Fund, effective December 31, 2015. At the same meeting, the Board elected Mr. Dykas to serve as the President and Chief Executive Officer and Mr. Donald Swade, formerly an Assistant Treasurer of the Fund, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST MLP AND ENERGY INCOME
FUND:

We have audited the accompanying statement of assets and liabilities of First Trust MLP and Energy Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Trust MLP and Energy Income Fund as of October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Chicago, Illinois
December 23, 2015

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                          OCTOBER 31, 2015 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                          OCTOBER 31, 2015 (UNAUDITED)


                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of April 29, 2015, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS, and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund and First Trust Intermediate Duration Preferred & Income Fund was held on April 20, 2015 (the "Annual Meeting"). At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust MLP and Energy Income Fund as Class II Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2018. The number of votes cast in favor of Mr. Erickson was 37,202,858, the number of votes against Mr. Erickson was 962,178, and the number of broker non-votes was 7,274,418. The number of votes cast in favor of Mr. Kadlec was 37,237,695, the number of votes against Mr. Kadlec was 927,341, and the number of broker non-votes was 7,274,418. James A. Bowen, Niel B. Nielson and Robert F. Keith are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INDUSTRY CONCENTRATION RISK: Under normal market conditions, the Fund will invest at least 85% of its Managed Assets in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies and at least 65% of its Managed Assets in equity securities issued by energy sector MLPs and energy sector and energy utilities MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

RESTRICTED SECURITIES RISK: The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                          OCTOBER 31, 2015 (UNAUDITED)

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust MLP and Energy Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Energy Income Partners, LLC (the "Sub-Advisor"), at a meeting held on June 16, 2015. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged to a peer group of funds selected by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"); expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 20, 2015, at which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 16, 2015 meeting, as well as at the meeting. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objective and policies. The Board considered the significant asset growth of the First Trust Fund Complex and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. With respect to the Sub-Advisory Agreement, the Board noted the background and experience of the Sub-Advisor's portfolio management team. At the June 16, 2015 meeting, the Board received a presentation from representatives of the Sub-Advisor, including the portfolio managers, discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                          OCTOBER 31, 2015 (UNAUDITED)

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor provides advisory services to three other closed-end funds and one actively managed exchange-traded fund ("ETF") sub-advised by the Sub-Advisor and certain separately managed accounts that may have investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges the same advisory fee rate to the Fund and the other closed-end funds sub-advised by the Sub-Advisor and a lower advisory fee rate to the actively managed ETF and the separately managed accounts. The Board noted the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board noted that the Sub-Advisor provides sub-advisory services to the other closed-end funds and the actively managed ETF noted above and that the sub-advisory fee rate for the other closed-end funds is the same as that received from the Advisor for the Fund and that the sub-advisory fee for the ETF is lower than for the Fund. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other similar clients, noting that the sub-advisory fee rate is generally similar to the fee rate charged by the Sub-Advisor to other similar clients. In addition, the Board reviewed data prepared by MPI showing the advisory fee and expense ratio of the Fund as compared to the advisory fees and expense ratios of the MPI Peer Group. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage with different costs associated with them or may use no leverage; and (iii) most of the peer funds do not employ an advisor/sub-advisor management structure. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's advisory fee, based on average net assets, was equal to the median of the MPI Peer Group.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also reviewed data prepared by MPI comparing the Fund's performance for periods ended December 31, 2014 to the performance of the MPI Peer Group and to two benchmark indexes. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered data from MPI on the Fund's annual distribution rate as of December 31, 2014 as compared to the MPI Peer Group and the Fund's leverage costs versus the leverage costs of the funds in the MPI Peer Group. The Board considered information provided by the Advisor on the Fund's leverage as well, including that leverage was accretive to the Fund's total return in 2014. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount over the same period of a peer group selected by the Advisor, as well as data on the average premium/discount for 2014 for the funds in the MPI Peer Group, and considered factors that may impact a fund's premium/discount.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the pre-tax profits estimated to have been realized by the Advisor in connection with the management of the Fund were not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board considered the ownership interest of an affiliate of the Advisor in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest.

The Board considered that the Sub-Advisor's investment services expenses are primarily fixed, and that the Sub-Advisor has made recent investments in infrastructure and personnel. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the estimated profitability of the Sub-Advisory Agreement appeared to be not unreasonable in light of the services provided to the Fund. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements. The Board also considered the potential fall-out benefits to the Sub-Advisor from the ownership interest of the Advisor's affiliate in the Sub-Advisor.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                          OCTOBER 31, 2015 (UNAUDITED)

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN          OTHER
                                                                                                THE FIRST TRUST    TRUSTEESHIPS OR
       NAME, ADDRESS,           TERM OF OFFICE                                                   FUND COMPLEX       DIRECTORSHIPS
      DATE OF BIRTH AND           AND LENGTH                 PRINCIPAL OCCUPATIONS                OVERSEEN BY          HELD BY
   POSITION WITH THE FUND       OF SERVICE (1)                DURING PAST 5 YEARS                   TRUSTEE            TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Three-Year Term   Physician; President, Wheaton Orthopedics;         117         None
c/o First Trust Advisors L.P.                      Limited Partner, Gundersen Real Estate
120 East Liberty Drive,        o Since Fund        Limited Partnership; Member, Sportsmed LLC
  Suite 400                      Inception
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee      o Three-Year Term   President (March 2010 to Present), Senior          117         Director of ADM
c/o First Trust Advisors L.P.                      Vice President and Chief Financial Officer                     Investor Services,
120 East Liberty Drive,                            (May 2007 to March 2010), ADM Investor                         Inc., ADM
  Suite 400                    o Since Fund        Services, Inc. (Futures Commission                             Investor Services
Wheaton, IL 60187                Inception         Merchant)                                                      International,
D.O.B.: 11/57                                                                                                     and Futures
                                                                                                                  Industry
                                                                                                                  Association

Robert F. Keith, Trustee       o Three-Year Term   President (2003 to Present), Hibs                  117         Director of Trust
c/o First Trust Advisors L.P.                      Enterprises (Financial and Management                          Company of
120 East Liberty Drive,        o Since Fund        Consulting)                                                    Illinois
  Suite 400                      Inception
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee       o Three-Year Term   Managing Director and Chief Operating              117         Director of
c/o First Trust Advisors L.P.                      Officer (January 2015 to Present), Pelita                      Covenant
120 East Liberty Drive,        o Since Fund        Harapan Educational Foundation                                 Transport, Inc.
  Suite 400                      Inception         (Educational Products and Services);                           (May 2003 to
Wheaton, IL 60187                                  President and Chief Executive Officer                          May 2014)
D.O.B.: 03/54                                      (June 2012 to September 2014), Servant
                                                   Interactive LLC (Educational Products and
                                                   Services); President and Chief Executive
                                                   Officer (June 2012 to September 2014), Dew
                                                   Learning LLC (Educational Products and
                                                   Services); President (June 2002 to June
                                                   2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(2), Trustee,    o Three-Year Term   Chief Executive Officer (December 2010             117         None
Chairman of the Board                              to Present), President (until December
120 East Liberty Drive,        o Since Fund        2010),First Trust Advisors L.P. and First
  Suite 400                      Inception         Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                  Board of Directors, BondWave LLC
D.O.B.: 09/55                                      (Software Development Company/
                                                   Investment Advisor) and Stonebridge
                                                   Advisors LLC (Investment Advisor)


-----------------------------

(1) Currently, James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2016 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2017 annual meeting of shareholders. Richard E. Erickson and Thomas
      R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2018 annual meeting of shareholders.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                          OCTOBER 31, 2015 (UNAUDITED)

                               POSITION AND           TERM OF OFFICE
    NAME, ADDRESS                OFFICES               AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief          o Indefinite Term   Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Executive Officer                                and Chief Financial Officer, First Trust Advisors
  Suite 400                                          o Since Fund        L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                      Inception         Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                            Company/Investment Advisor) and Stonebridge
                                                                         Advisors LLC (Investment Advisor)

James M. Dykas          Treasurer, Chief Financial   o Indefinite Term   Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Officer and Chief                                President (April 2007 to Present), First Trust
  Suite 400             Accounting Officer           o Since Fund        Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187                                      Inception
D.O.B.: 01/66


W. Scott Jardine        Secretary and Chief          o Indefinite Term   General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,        Legal Officer                               Trust Portfolios L.P.; Secretary and General Counsel,
  Suite 400                                          o Since Fund        BondWave LLC (Software Development Company/
Wheaton, IL 60187                                      Inception         Investment Advisor); Secretary of Stonebridge
D.O.B.: 05/60                                                            Advisors LLC (Investment Advisor)


Daniel J. Lindquist     Vice President               o Indefinite Term   Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                    Vice President (September 2005 to July 2012),
  Suite 400                                          o Since Fund        First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                      Inception         Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term   Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                          and First Trust Portfolios L.P.
  Suite 400                                          o Since Fund
Wheaton, IL 60187                                      Inception
D.O.B.: 12/66

-----------------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                  FIRST TRUST MLP AND ENERGY INCOME FUND (FEI)
                          OCTOBER 31, 2015 (UNAUDITED)


                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship.

We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas

R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $57,000 for the fiscal year ended October 31, 2015 and $57,000 for the fiscal year ended October 31, 2014.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2014.

      Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2014.

(c) Tax Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $42,000 for the fiscal year ended October 31, 2015 and $52,000 for the fiscal year ended October 31, 2014.

      Tax Fees (Investment Advisor) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2014.

(d) All Other Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2014.

      All Other Fees (Investment Adviser) The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2014.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
      (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
      (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended October 31, 2015 were $42,000 for the Registrant and $12,500 for the Registrant's investment advisor and for the fiscal year ended October 31, 2014 were $52,000 for the Registrant and $43,500 for the Registrant's investment advisor.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                      PROXY VOTING POLICIES AND PROCEDURES

If an adviser exercises voting authority with respect to client securities, Advisers Act Rule 206(4)-6 requires the adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client. This is consistent with legal interpretations which hold that an adviser's fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the adviser exercises investment or voting discretion, in a manner consistent with the best interest of the client.

Absent unusual circumstances, EIP exercises voting authority with respect to securities held in client accounts pursuant to provisions in its advisory agreements. Accordingly, EIP has adopted these policies and procedures with the aim of meeting the following requirements of Rule 206(4)-6:

      o     ensuring that proxies are voted in the best interest of clients;

      o addressing material conflicts that may arise between EIP's interests and those of its clients in the voting of proxies;

      o disclosing to clients how they may obtain information on how EIP voted proxies with respect to the client's securities;

      o describing to clients EIP's proxy voting policies and procedures and, upon request, furnishing a copy of the policies and procedures to the requesting client.



             ENGAGEMENT OF INSTITUTIONAL SHAREHOLDER SERVICES INC.

With the aim of ensuring that proxies are voted in the best interest of EIP clients, EIP has engaged Institutional Shareholder Services Inc. ("ISS"), as its independent proxy voting service to provide EIP with proxy voting recommendations, as well as to handle the administrative mechanics of proxy voting. EIP has directed ISS to utilize its Proxy Voting Guidelines in making recommendations to vote, as those guidelines may be amended from time to time.

                     CONFLICTS OF INTEREST IN PROXY VOTING

There may be instances where EIP's interests conflict, or appear to conflict, with client interests in the voting of proxies. For example, EIP may provide services to, or have an investor who is a senior member of, a company whose management is soliciting proxies. There may be a concern that EIP would vote in favor of management because of its relationship with the company or a senior officer. Or, for example, EIP (or its senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

EIP addresses these conflicts or appearances of conflicts by ensuring that proxies are voted in accordance with the recommendations made by ISS, an independent third party proxy voting service. As previously noted, in most cases, proxies will be voted in accordance with ISSs's own pre-existing proxy voting guidelines.

                      DISCLOSURE ON HOW PROXIES WERE VOTED

EIP discloses to clients in its Form ADV how clients can obtain information on how their proxies were voted, by contacting EIP at its office in Westport, CT. EIP also discloses in the ADV a summary of these proxy voting policies and procedures and that upon request, clients will be furnished a full copy of these policies and procedures.

It is the responsibility of the CCO to ensure that any requests made by clients for proxy voting information are responded to in a timely fashion and that a record of requests and responses are maintained in EIP's books and records.

                                PROXY MATERIALS

EIP personnel instructs custodians to forward to ISS all proxy materials received on securities held in EIP client accounts.

                                  LIMITATIONS

In certain circumstances, where EIP has determined that it is consistent with the client's best interest, EIP will not take steps to ensure that proxies are voted on securities in the client's account. The following are circumstances where this may occur:

*Limited Value: Proxies will not be required to be voted on securities in a client's account if the value of the client's economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the client's account.

*Securities Lending Program: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. In most cases, EIP will not take steps to see that loaned securities are voted. However, where EIP determines that a proxy vote, or other shareholder action, is materially important to the client's account, EIP will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

*Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, EIP may choose not to vote where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

                              OVERSIGHT OF POLICY

The CCO is responsible for overseeing these proxy voting policies and procedures. In addition, the CCO will review these policies and procedures not less than annually with a view to determining whether their implementation has been effective and that they are operating as intended and in such a fashion as to maintaining EIP's compliance with all applicable requirements.

                            RECORDKEEPING ON PROXIES

In it the responsibility of EIP's CCO to ensure that the following proxy voting records are maintained:

      o     a copy of EIP's proxy voting policies and procedures;

      o a copy of all proxy statements received on securities in client accounts (EIP may rely on ISS or the SEC's EDGAR system to satisfy this requirement);

      o a record of each vote cast on behalf of a client (EIP relies on ISS to satisfy this requirement);

      o a copy of any document prepared by EIP that was material to making a voting decision or that memorializes the basis for that decision;

      o a copy of each written client request for information on how proxies were voted on the client's behalf or for a copy of EIP's proxy voting policies and procedures, and

      o a copy of any written response to any client request for information on how proxies were voted on their behalf or furnishing a copy of EIP's proxy voting policies and procedures.

The CCO will see that these books and records are made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.

For any registered investment companies advised by EIP, votes made on its behalf will be stored electronically or otherwise recorded so that they are available for preparation of the Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Company.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

Information provided as of January 5, 2015.

Energy Income Partners, LLC

Energy Income Partners, LLC ("EIP"), Westport, CT, was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities, Yield-Co's, and energy infrastructure real estate investment trusts ("REITs"). EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. As of October 31, 2105, EIP manages or supervises approximately $4.9 billion of assets. Private funds advised by EIP include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the First Trust MLP and Energy Income Fund ("FEI" or the "Fund"), an actively managed exchange-traded fund ("ETF"), a sleeve of an actively managed ETF and a sleeve of a series of a variable insurance trust. EIP is a registered investment advisor with the Securities and Exchange Commission.

James J. Murchie, Portfolio Manager

James J. Murchie is the Founder, Chief Executive Officer, co-portfolio manager and a Principal of Energy Income Partners. After founding Energy Income Partners in October 2003, Mr. Murchie and the Energy Income Partners investment team joined Pequot Capital Management Inc. ("Pequot Capital") in December 2004. In August 2006, Mr. Murchie and the Energy Income Partners investment team left Pequot Capital and re-established Energy Income Partners. Prior to founding Energy Income Partners, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC ("Lawhill Capital"), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA from Rice University and an MA from Harvard University.

Eva Pao, Co-Portfolio Manager

Eva Pao is a Principal of Energy Income Partners and is co-portfolio manager for all its funds. She has been with EIP since inception in 2003. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during EIP's affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds degrees from Rice University and Harvard Business School.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

Information provided as of October 31, 2015.

                                                                                                    # of Accounts     Total Assets
                                                                                                  Managed for which     for which
                                                                         Total         Total       Advisory Fee is    Advisory Fee
 Name of Portfolio Manager or                                        # of Accounts    Assets          Based on        is Based on
          Team Member                    Type of Accounts*              Managed       (gross)        Performance       Performance
          -----------                    -----------------              -------       -------        -----------       -----------
     1.  James J. Murchie        Registered Investment Companies           5           $2,637             0                 0
                                 Other Pooled Investment Vehicles          2            $173              2               $165
                                 Other Accounts                          2,203         $1,011             1               $2.1

     2.  Eva Pao                 Registered Investment Companies           5           $2,637             0                 0
                                 Other Pooled Investment Vehicles          2            $173              2               $165
                                 Other Accounts                          2,203         $1,011             1               $2.1


PORTFOLIO MANAGER POTENTIAL CONFLICTS OF INTERESTS

Potential conflicts of interest may arise when a fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund. These potential conflicts may include:

      Besides the Fund, the Energy Income Partners, LLC ("EIP") investment professionals who serve as portfolio managers to approximately 816 separately managed accounts, one of which has a performance fee, and provides its model portfolio to unified managed accounts. EIP serves as a sub-advisor to two closed-end management investment companies other than the Funds, an actively managed exchange-traded fund (ETF), a sleeve of an ETF and a sleeve of a series of a variable insurance trust.

      The portfolio managers also serve as portfolio managers to two private investment funds (the "Private Funds"), each of which charge a performance fee and a privately offered registered investment company.

      EIP has written policies and procedures regarding Order Aggregation and Allocation to ensure that all accounts are treated fairly and equitably and that no account is at a disadvantage. EIP will generally execute client transactions on an aggregated basis when the Firm believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or avoid certain transaction costs that might have otherwise been paid had such orders been placed independently. EIP's ability to implement this may be limited by an account's custodian, directed brokerage arrangements or other constraints limiting EIP's use of a common executing broker.

      An aggregated order may be allocated on a basis different from that specified herein provided that all clients receive fair and equitable treatment and there is a legitimate reason for the different allocation. Reasons for deviation may include (but are not limited to): a client's investment guidelines and restrictions, available cash, liquidity or legal reasons, and to avoid odd-lots or in cases when a normal allocation would result in a de minimis allocation to one or more clients.

      Notwithstanding the above, due to differing tax ramifications and compliance ratios, as well as dissimilar risk constraints and tolerances, accounts with similar investment mandates may trade the same securities at differing points in time. Additionally, for the reasons noted above, certain accounts, including funds in which EIP, its affiliates and/or employees ("EIP Funds") have a financial interest, may trade separately from other accounts and participate in transactions which are deemed to be inappropriate for other accounts with similar investment mandates. Further, during periods in which EIP intends to trade the same securities across multiple accounts, transactions for those accounts that must be traded through specific brokers and/or platforms will often be executed after those for accounts over which EIP exercises full brokerage discretion, including the EIP Funds.

(a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

PORTFOLIO MANAGER COMPENSATION

Information provided as of October 31, 2015.

      The Fund's portfolio managers are compensated by a competitive minimum base salary and share in the profits of EIP in relations to their ownership of EIP. The profits of EIP are influenced by the assets under management and the performance of the Funds (i.e. all Funds managed or sub-advised by EIP) as described above. Therefore, their success is based on the growth and success of all of the funds, not just the funds that charge an incentive fee. The Funds' portfolio managers understand that you cannot have asset growth without the trust and confidence of investors, therefore, they do not engage in taking undue risk to generate performance.

      The compensation of the Portfolio team members is determined according to prevailing rates within the industry for similar positions. EIP wishes to attract, retain and reward high quality personnel through competitive compensation.

(a)(4) DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of October 31, 2015.

                               Dollar Range of Fund Shares
        Name                       Beneficially Owned

        James J. Murchie                   $0
        Eva Pao                            $0


(b)   Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the registrant's organizational meeting the registrant's Board of Trustees adopted a Nominating and Governance Committee Charter which includes procedures by which shareholders may recommend nominees to the registrant's board of trustees as described below:

      When a vacancy on the Board of Trustees of a First Trust Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. A shareholder may recommend a person for nomination as a candidate at any time. If a recommendation is received with satisfactorily completed information (as set forth below) regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations, at which point they may be considered for nomination.

      To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Registrant owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d),
      (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Registrant (as defined in the Investment Company Act of 1940) and, if not an "interested person," information regarding each nominee that will be sufficient for the Registrant to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee. The Committee will not consider new trustee candidates who are 72 years of age or older.

A copy of the Nominating and Governance Committee Charter is available on the Registrant's website at www.ftportfolios.com.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         First Trust MLP and Energy Income Fund
              ----------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 23, 2015
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 23, 2015
     -------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 23, 2015
     -------------------

* Print the name and title of each signing officer under his or her signature.